UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2012

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-28489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

305 College Rd East

Princeton, N.J. 08540

(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 452-9813

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Advaxis, Inc. (the “Company”) held on August 13, 2012, the Company’s stockholders approved Amendment No. 1 (the “Amendment”) to the Company’s 2011 Omnibus Incentive Plan (as amended, the “Plan”). The Amendment was previously adopted by the Company’s Board of Directors on June 28, 2012.

The Plan permits the award of options, stock appreciation rights, restricted stock awards, restricted stock unit awards, shares granted as a bonuses or in lieu of another awards, dividend equivalents, other stock-based awards or performance awards, together with any other rights or interests, granted to a participant under the Plan. Awards may be granted under the Plan to officers, directors, employees, consultants and other persons who provide services to the Company or any related entity on a full-time basis. Unless earlier terminated by the Company’s Board of Directors, the Plan will terminate at the earliest of (a) such time as no shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), remain available for issuance under the Plan, (b) termination of the Plan by the Board of Directors, or (c) the tenth anniversary of the effective date of the Plan.

Pursuant to the Amendment, the total number of shares of Common Stock that may be subject to the granting of awards under the Plan was increased from 20,000,000 to 65,000,000. The foregoing limit shall be increased by the number of shares of Common Stock with respect to which awards previously granted under the Plan that are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares, and the number of shares that are tendered (either actually or by attestation) or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements.

Additional information regarding the Plan is summarized under the heading “Proposal 3 – Ratification and Approval of an Amendment to our 2011 Incentive Plan to Increase the Aggregate Number of Shares of Common Stock Authorized for Issuance Under Such Plan by 45,000,000 Shares” in the Company’s Definitive Proxy Statement on Schedule 14A in connection with the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on July 19, 2012, and is incorporated herein by reference. The summary of the Plan set forth in the Proxy Statement and the description of the Plan set forth in this Current Report on Form 8-K are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 16, 2012, the Company filed a certificate of amendment to its amended and restated certificate of incorporation with the Delaware Secretary of State to increase the total number of authorized shares of capital stock available for issuance from 505,000,000, consisting of 500,000,000 shares of Common Stock and 5,000,000 shares of “blank check” preferred stock, to 1,005,000,000, consisting of 1,000,000,000 shares of Common Stock and 5,000,000 shares of “blank check” preferred stock. The certificate of amendment became effective upon filing. A copy of the certificate of amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on August 13, 2012. The following matters, all of which were set forth in Proxy Statement, were voted on at the Annual Meeting. The final results of such voting are as indicated below.

1.	Election of the five nominees listed below to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

Nominee	For	Against	Withheld	Broker Non-Votes

Thomas A. Moore	83,050,773	N/A	11,975,727	173,862,809

James Patton, MD	91,062,418	N/A	3,964,082	173,862,809

Roni A. Appel	76,676,666	N/A	18,349,834	173,862,809

Thomas McKearn, MD, Ph.D.	91,063,418	N/A	3,963,082	173,862,809

Richard Berman	90,932,843	N/A	4,093,657	173,862,809

2.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, to increase the total number of authorized shares of capital stock available for issuance from 505,000,000 consisting of 500,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock to 1,005,000,000 consisting of 1,000,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock.

For	Against	Abstain	Broker Non-Votes

197,675,440	70,916,834	297,035	0

3.	Ratification and approval of an amendment to the Company’s 2011 Omnibus Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 45,000,000 shares.

For	Against	Abstain	Broker Non-Votes

69,974,071	24,228,806	823,623	173,862,809

4.	Ratification of the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2012.

For	Against	Abstain	Broker Non-Votes

251,376,626	13,331,870	4,180,813	0

On the basis of the above votes, (i) all nominees listed above were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their respective successors have been elected and qualified; (ii) the proposal to approve the amendment to the Company’s amended and restated certificate of incorporation was approved; (iii) the proposal to ratify and approve the amendment to the Plan was approved; and (iv) the proposal to ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2012 was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1*	Certificate of Amendment to Amended and Restated Certificate of Incorporation filed with the Delaware Secretary of State on August 16, 2012.

10.1	Amendment No. 1 to Advaxis, Inc. 2011 Omnibus Incentive Plan. Incorporated by reference to Annex B to DEF 14A Proxy Statement filed with the SEC on July 19, 2012.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2012	Advaxis, Inc.

	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1*	Certificate of Amendment to Amended and Restated Certificate of Incorporation filed with the Delaware Secretary of State on August 16, 2012.

10.1	Amendment No. 1 to Advaxis, Inc. 2011 Omnibus Incentive Plan. Incorporated by reference to Annex B to DEF 14A Proxy Statement filed with the SEC on July 19, 2012.

* Filed herewith.